EXHIBIT 10.1

 LOAN AGREEMENT MODIFICATION

Note #Line of Credit

This MODIFICATION AND EXTENSION AGREEMENT (the “Agreement”) is made this 11th day of December the year 2009 by and between:

                    THE BANKERS’ BANK OF KENTUCKY
                    107 Progress Drive
                     P.O. Box 713
                        Frankfort, Ky. 40601                                       (“Lender”)
And

                    PREMIER FINANCIAL BANCORP, INC.
                    2883 5TH Avenue
                    Huntington, WV 25702                                  (“Borrower”)

Whereas, Borrower is indebted to Lender as of the date hereof in the amount of two million four hundred thousand and 00/100 dollars ($2,400,000) evidenced by a promissory note from Borrower to Lender in the original face amount of four million five hundred thousand and 00/100 dollars ($4,500,000.00), dated December 11, 2009 (the “Note”), which is secured by 559,800 shares of Citizens Deposit Bank & Trust (Vanceburg) stock and 18,750 shares of Farmers Deposit Bank (Eminence) stock.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

1. Amendment of Loan Agreement

The terms thereof as follows, to be effective from and after the date hereof:

I. The loan
(a) The line of credit borrowing limit shall be increased to $4,500,000.

IV.  Covenants
4.25 Financial Status.  Borrower, Citizens and Farmers shall maintain at the end of each fiscal quarter a ratio of Tier 1 Capital to Risk Based Assets and a ratio of Total Qualifying Capital to Risk Based Assets, in amounts to qualify as, and meet the criteria of, “well capitalized” as specified and defined by the Federal Deposit Insurance Corporation.

4.27 Loan Loss Reserve.  Each of Borrower, Citizens and Farmers shall, at all times, maintain an adequate loan loss reserve to provide for all of its known and anticipated losses and adequate under the requirements of GAAP and standard banking practices.  Adequacy shall be calculated using the methodology determined by Borrower, Citizens and Farmers and approved by their Boards of Directors and validated by their primary bank regulatory agency.  The reserve shall be at least equal to the lowest amount calculated to be adequate under their methodology and shall be reported promptly to Bankers’ as of December 31, March 31, June 30 and September 30 of each year.

2. Acknowledgements and Waivers of Borrower.  Borrower acknowledges that it has no defense to repayment of the Note in full and Borrower further acknowledges that it is not aware of any claim or cause of action it currently has against Lender. Borrower hereby fully, finally and forever releases Lender from and against any and all claims Borrower has or may have against Lender directly or indirectly arising out of the negotiation, closing or administration of the loan evidenced by the Note or directly or indirectly arising out of the negotiation or execution of this Agreement. Borrower further acknowledges and agrees that any other waivers of rights or defenses contained in the Note or any of the Security Documents shall remain in full force and effect and are hereby remade and affirmed as if set forth in full herein.

3. No Novation.  Lender and Borrower specifically agree that this Agreement represents a continuation and modification of credit previously extended and is not intended to constitute a novation. Except as expressly modified or amended herein, all of the terms and conditions of the Note shall remain in full force and effect

4. LATE CHARGE AND DEFAULT RATE OF INTEREST. IF ANY PAYMENT DUE UNDER THE NOTE, AS AMENDED HEREBY, IS NOT RECEIVED BY LENDER WITHIN 20 DAYS OF THE DATE IT IS DUE, THEN A LATE CHARGE OF 3.00% MAY BE CHARGED BY THE LENDER. UPON MATURITY OF THE NOTE, WHETHER BY ACCELERATION OR OTHERWISE, OR UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE NOTE, IN ADDITION TO ANY AND ALL OTHER REMEDIES TO WHICH THE LENDER MAY BE ENTITLED, THE APPLICABLE RATE OF INTEREST ON THIS NOTE SHALL BE INCREASED TO 5.00% PER ANNUM IN EXCESS OF THE RATE SET FORTH IN PARAGRAPH 1, ABOVE.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above

LENDER
BANKERS’ BANK OF KENTUCKY

By   /s/ John B. Clark
John B. Clark, Executive Vice President

BORROWER
PREMIER FINANCIAL BANCORP, INC.

By   /s/ Robert W. Walker
Robert Walker, President and CEO

Notary Acknowledgement:
State:  West Virginia                       County:  Cabell
The foregoing instrument was acknowledged before me this 11th day of December, 2009 by  Robert Walker

By:  Arlene Napier
My Commission Expires:      4/15/2013